UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 2, 2019

DOWDUPONT INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38196 (Commission file number)	81-1224539 (IRS Employer Identification No.)

974 Centre Road, Wilmington, DE 19805
(302) 774-1000
(Name, address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DWDP	New York Stock Exchange

Section 2 - Financial Information
Item 2.02 Results of Operations and Financial Condition.

On May 2, 2019, DowDuPont Inc. issued a press release and related presentation, attached as Exhibits 99.1 and 99.2, respectively, and incorporated herein by reference, announcing results for the first quarter of 2019.

The information contained in this report, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release issued by DowDuPont Inc. on May 2, 2019, announcing results for the first quarter of 2019.
99.2	DowDuPont Inc. 1Q19 Earnings Conference Call Presentation dated May 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOWDUPONT INC.
Registrant
Date: May 2, 2019

By:	/s/ JEANMARIE F. DESMOND	By:
Name:	Jeanmarie F. Desmond	Name:
Title:	Chief Financial Officer	Title:
City:	Wilmington	City:
State:	Delaware	State:

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by DowDuPont Inc. on May 2, 2019, announcing results for the first quarter of 2019.
99.2	DowDuPont Inc. 1Q19 Earnings Conference Call Presentation dated May 2, 2019.